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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.


         Date of Report (Date of earliest event reported) July 15, 1998


                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)


000-22251                                                    65-0674664
---------                                                    ----------
(Commission                                               (I.R.S. Employer
file number)                                             Identification No.)

3500 Gateway Drive, Suite 101, Pompano Beach, FL               33069
------------------------------------------------               -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (954) 797-7960
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
                            -------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 5.  OTHER EVENTS

On July 15, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from May 31, 1998 to July 4, 1998. A copy of this report is filed as Exhibit A hereto.

On June 16, 1998, the Bankruptcy Court approved the Debtor's amended Disclosure Statement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         Exhibit 7A. Debtor's Monthly Financial Report (Business) For The Period From May 31, 1998 to July 4, 1998, filed with the United States Bankruptcy Court.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        2CONNECT EXPRESS, INC.
                                        ------------------------------------
                                             (Registrant)



Date:  July 15, 1998                    /s/ THOMAS H. HICKS
                                        ------------------------------------
                                        Thomas H. Hicks, President and Chief
                                        Executive Officer (Interim)


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                                  EXHIBIT INDEX


Exhibit Number             Description                Sequentially Numbered Page
--------------             -----------                --------------------------

7.A             Debtor's Monthly Financial Report                  5
                for the period from May 31, 1998
                to July 4, 1998